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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 15, 1999

                      YAMAHA MOTOR RECEIVABLES CORPORATION
                      ------------------------------------
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
                  (ORIGINATOR OF THE YAMAHA MOTOR MASTER TRUST)

              DELAWARE              33-72806, 33-94784        33-0592719
              --------              ------------------        ----------
    (STATE OR OTHER JURISDICTION     (COMMISSION FILE        (I.R.S. EMPLOYER
         OF INCORPORATION)                NUMBERS)          IDENTIFICATION NO.)

                              6555 KATELLA AVENUE
                               CYPRESS, CA 90630
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
                    ----------------------------------------

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (714) 761-7500


                                  Page 1 of 4
                         Exhibit Index appears on Page 4



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Item 5.  OTHER EVENTS

         Pursuant to that certain Master Pooling and Servicing Agreement, dated as of April 1, 1994, between Yamaha Motor Receivables Corporation, as transferor, Yamaha Motor Corporation, U.S.A. as servicer (in such capacity, the "Servicer"), and The Fuji Bank and Trust Company, as trustee, as amended, supplemented or otherwise modified and in effect from time to time, the Servicer prepared a Monthly Servicer's Certificate with respect to the NOVEMBER 15, 1999 Distribution Date for the Collection Period ending OCTOBER 31, 1999. A copy of such Monthly Servicer's Certificate is attached hereto as
Exhibit 5.1.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       YAMAHA MOTOR RECEIVABLES CORPORATION
                       ------------------------------------
                                 (Registrant)

Dated:  November 15, 1999                   By:  Russell Jura
        -----------------                   ----------------------------
                                            Name: Russell Jura
                                            Title:   Assistant Secretary


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INDEX TO EXHIBITS

EXHIBIT                                                  METHOD OF
NUMBER                   EXHIBIT                          FILING
------                   -------                          ------

5.1          Monthly Servicer's Certificate with      Filed Herewith
             respect to the NOVEMBER 15, 1999
             Distribution Date for the Collection
             Period ending OCTOBER 31, 1999.


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